Exhibit 10.11

Smith Barney Futures Management LLC

388 Greenwich Street, 7th Floor

New York, New York 10013-2396

June 11, 2001

Chesapeake Capital Corporation

500 Forest Avenue

Richmond, Va 23229

Attention: Mr. John M. Hoade

Re:	Management Agreement Renewal

Dear Mr. Hoade:

We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2002 and all other provisions of the Management Agreement will remain unchanged.

•	Smith Barney Tidewater Futures Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Daniel McAuliffe at the address above or fax to 212-723-8985. If you have any questions I can be reached at 212-723-5435.

Very truly yours,
SMITH BARNEY FUTURES MANAGEMENT LLC
By:	/s/ Daniel R. McAuliffe, Jr.

Daniel R. McAuliffe, Jr.
Chief Financial Officer & Director
By:	/s/ John M. Hoade

Print Name:	John M. Hoade, President

DRMcA/sr